EXHIBIT 10.6

                           Merisel Security Agreement


                               SECURITY AGREEMENT

                                                           DATE: July 27th, 2000

TO:               MERISEL CANADA INC.
                  200 Ronson Drive
                  Suite 700
                  Etobicoke, Ontario
                  M9W 5Z9

                  (herein called the "Secured Party")


FROM:             MIAD SYSTEMS LTD.
                  43 Riviera Drive, Unit 7
                  Markham, Ontario
                  L3R 5J6

                  (herein called the "Debtor")

================================================================================

         For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Debtor covenants, acknowledges, represents and warrants as follows:

                  DEFINITIONS
                  -----------

         Each word and phrase with initial capitals used in this Security Agreement has the meaning assigned to it in Schedule "A", annexed hereto and forming part of this Agreement. Words and phrases defined in the PPSA and used without initial capitals in the Security Agreement (including Schedule "A") have the meanings assigned to them in the PPSA, unless the context otherwise requires.

1.00              GRANT OF SECURITY INTEREST
                  ==========================

1.01              Security Interest

         As general and continuing security for the due payment and performance of all Obligations, the Debtor grants to the Secured Party fixed and specific charges, mortgages, hypothecations, pledges and assignments on and of the Collateral, and a purchase-money security interest to the extent that the criteria for such interest in the PPSA is satisfied.



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1.02              Attachment

         The Debtor acknowledges that value has been given. The parties have not agreed to postpone the time for attachment and the Security Interests are intended to attach, as to all of the Collateral in which the Debtor has an interest, forthwith when the Debtor executes this Security Agreement, and, as to all Collateral in which the Debtor acquires an interest after the execution of this Security Agreement, when the Debtor acquires such interest.

2.00              REPRESENTATIONS AND WARRANTIES
                  ------------------------------

         The Debtor represents and warrants to and in favor of the Secured Party as follows:

2.01              Corporate Power

         Where a corporation, that the Debtor is a valid and subsisting Corporation under the laws applicable to it and has the power, capacity, legal right and authority and has taken all necessary corporate action to enter into this Security Agreement.

2.02              Non-Conflict

         Neither the execution nor the performance of this Security Agreement is in contravention of or in conflict with the provisions of any Agreement to which the Debtor is a party or by which any of it's property may be bound.

2.03              Enforceability

         This Security Agreement constitutes a valid and legally binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject only to bankruptcy, insolvency or other statute or judicial decisions affecting the enforcement of creditors' rights in general and to general principles of equity under which specific performance and injunctive relief may be refused by a court in its discretion.

2.04              Locations of Collateral

         The Debtor's principal places of business and the locations where it keeps the Collateral (except where any Collateral is in transit to and from such premises or except when it is on lease or consignment to any lessee or consignee from the Debtor), including its records relating thereto, are listed in Schedule B.

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3.0               COVENANTS OF DEBTOR
                  -------------------

3.01              Books of Account

         The Debtor shall keep proper books of account in accordance with generally accepted accounting principles and shall furnish all information and statements relating to its business and the Collateral which the Secured Party requests.

3.02              Further Assurances

         The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments, security agreements and assurances as the Secured Party may reasonably require in order to give effect to the provisions hereof and for the better granting, transferring, assigning, charging, setting over, assuring, confirming or perfecting the Security Interests and the priority accorded to them by law or under this Security Agreement.

3.03              Notice of Change of Address, etc.

         The Debtor shall notify the Secured Party in writing:

(a) forthwith of any significant loss of or damage to any Collateral, the failure of any account debtor in the payment or performance of obligations due to the Debtor in respect of the Collateral or of any proceedings before any court, administrative board or other tribunal which could materially adversely affect the Debtor or any Collateral;

(b) forthwith should the Debtor change the nature of it's business or amalgamate or otherwise merge with any Person or permit all or a substantial portion of it's property to become the property of any other Person, whether in one or a series of transactions;

(c) at least 20 Business Days prior to any change of name of the Debtor, any transfer of the Debtor's interest in any Collateral not expressly permitted hereunder or any change in the location of any Collateral.

3.04              Reimbursements as Obligations

         All amounts for which the Debtor is required hereunder to reimburse the Secured Party or any Receiver shall, from the date of disbursement until the date the Secured Party or the Receiver receives reimbursement, be deemed to be advanced to the Debtor by the Secured Party, shall be deemed to be Obligations and shall bear interest at the highest rate per annum charged by the Secured Party on any of the other Obligations.

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3.05              Reliance and Survival

         All representations and warranties of the Debtor made herein or in any certificate or other document delivered by or on behalf of the Debtor for the benefit of the Secured Party are material, shall survive the execution and delivery of this Security Agreement and shall continue in full force and effect without time limit. The Secured Party shall be deemed to have relied upon each such representation and warranty notwithstanding any investigation made by or on behalf of the Secured Party at any time.

4.00              DEALING WITH COLLATERAL BY THE DEBTOR
                  -------------------------------------

4.01              Sale of Inventory

         Prior to any Default, the Debtor may in the ordinary course of its business, and on customary trade terms, sell, consign or lease items of Inventory, but all rights of the Debtor as vendor, consignor or lessor and all resulting Accounts shall be subject to the Security Interests.

4.02              Proceeds Held in Trust

         If requested by the Secured Party the Debtor shall hold all Proceeds in trust, separate and apart from other moneys, instruments or property, and shall forthwith endorse as necessary and pay over or deliver them to the Secured Party.

4.03              Account Debtors

         The Secured Party may require an account debtor to make payment to the Secured Party and the Secured Party may hold all amounts acquired from any account debtors and any Proceeds as part of the Collateral.

5.00              DEFAULT
                  -------

5.01              Default

         Whenever any Default defined in any of Subsections 5.02(f), (g) or (h) occurs, the Obligations shall be accelerated and immediately due and payable in full and the Security Interests shall become immediately enforceable without the necessity for any further action or notice by the Secured Party. Whenever any other Default occurs, the Secured Party may, at its option, declare the Obligations accelerated and immediately due and payable in full and the Security Interest shall become immediately enforceable.

5.02              Events of Default

         Each of the following events constitutes a Default:


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         (a)      the Debtor fails to make any payment of any of the Obligations when due;

         (b) the Debtor commits a breach of, or fails to observe or perform, any covenant, representation or warranty under this Security Agreement of [sic] any other Agreement from time to time in effect between the Debtor and the Secured Party, whether relating to the Obligations or not, or if any representation or warranty of the Debtor contained herein or in any such other Agreement, whether relating to the Obligations or not, shall prove to be false or incorrect in any material respect;

         (c)      the Debtor threatens to cease to carry on its business;

         (d) the Debtor fails to discharge forthwith any judgment for the payment of money rendered against it;

         (e) the Debtor commits any act of bankruptcy, becomes insolvent or admits its insolvency (as defined or provided for in any applicable statute);

         (f) any proceeding, voluntary or involuntary, is commenced respecting the Debtor pursuant to any statute relating to bankruptcy, insolvency, reorganization of debts, liquidation, winding up or dissolution, including, without limitation, any proceedings under the Bankruptcy Act, the Companies' Creditors Arrangement Act or the Winding-up Act;

         (g) the Debtor passes any resolution for its liquidation, winding up or dissolution;

         (h) any receiver, manager, receiver and manager, trustee, sequester, custodian or liquidator or Person with similar powers is appointed judicially or extra-judicially for the Debtor or for any of its property;

         (i) the Debtor or any Guarantor, or any property of either of them, becomes subject to any execution, sequestration or other process of any court or to distress or any analogous process;

         (j) the Debtor fails to pay any Taxes when due and as a result any Encumbrance arises upon any Collateral;

         (k) the Secured Party in good faith believes, and has commercially reasonable grounds for believing, that the prospect of payment or performance of the Obligations is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy.

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5.03              Security Enforceable

         The fact that this Security Agreement provides for Defaults and rights of acceleration shall not derogate from the demand nature of any Obligation payable on demand.

6.0      REMEDIES ON DEFAULT
         -------------------

         In addition to, and not in substitution for, any other rights, remedies or powers the Secured Party may have under this Security Agreement, at law, in equity or by or under the PPSA or any other statute, if the security interest becomes enforceable, the Secured Party shall have the following rights, remedies and powers:

6.1      Receiver

         The Secured Party may appoint by instrument in writing one or more Receivers of any Collateral. In addition to any right or power of the Secured Party authorized by the PPSA or any other statute or law applicable thereto any such Receiver shall have the rights and powers set out in Sections 6.02 through
6.04. In exercising such rights and powers, any Receiver shall act as and for all purposes, shall be deemed to be the agent of the Debtor and the Secured Party, shall not be responsible for any act or default of any Receiver. The Secured Party may remove any Receiver and appoint another from time to time. An officer or employee of the Secured Party may be appointed as a Receiver. No Receiver appointed by the Secured Party need by appointed by, nor need its appointment be ratified by, or its actions in any way supervised by, a Court.

6.02     Power of Entry

         The Debtor shall forthwith upon demand deliver to a Receiver possession of any Collateral at the place specified by the Receiver. Any Receiver may at any time enter upon any premises where any Collateral is located to take possession of, disable or remove any Collateral, and may use whatever means the Receiver considers advisable to do so.

6.03     Carrying on Business

         Any Receiver may carry on, or concur in the carrying on of, any of the business or undertaking of the Debtor and may, to the exclusion of all others, including the Debtor, enter upon, occupy and use any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and may use any of the tools, machinery, equipment and intangibles of the Debtor for such time and such purposes as the Receiver sees fit. No Receiver shall be liable to the Debtor for any negligence in so doing or in respect of any rent, charges, costs, depreciation or damages in connection with any such action.

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6.04     Retention of Collateral

         The Secured Party may elect to retain any Collateral in satisfaction of the Obligations or any of them. The Secured Party may designate any part of the Obligations to be satisfied by the retention of particular Collateral which the Secured Party considers to have a net realizable value approximating the amount of the designated part of the Obligations, in which case only the designated part of the Obligations shall be deemed to be satisfied by the retention of the particular Collateral.

6.05     Limitation of Liability

         The Secured Party shall not be liable or accountable for any failure to seize, collect realize, dispose of, enforce or otherwise deal with any Collateral and shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights, remedies and powers of the Secured Party, the Debtor or any other Person in respect of any Collateral. The Secured Party shall not be liable or responsible for any loss or damage whatever which may accrue in consequence of any such failure resulting from any negligence of the Secured Party or its officers, employees, agents, or any Receiver, or otherwise. If any Receiver or the Secured Party takes possession of any Collateral, neither the Secured Party nor any Receiver shall have any liability as a mortgagee in possession or be accountable for anything except actual receipts.

6.06     Set-Off, Combination of Accounts and Cross-claims

         The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Secured Party or any right of set-off, combination of accounts or cross-claim. Any indebtedness owing by the Secured Party to the Debtor may be set off or applied against, or combined with, the Obligations by the Secured Party at any time, either before or after maturity, without demand upon or notice to anyone.

6.07     Waiver

         The Secured Party may waive any Default or any breach by the Debtor of any of the terms or provisions of this Security Agreement. No waiver, however, shall be deemed to extend to a subsequent breach or Default, whether or not the same as or similar to the breach or Default waived, and no act or omission by the Secured Party shall extend to, or be taken in any manner whatsoever to affect, any subsequent breach or Default or the rights of the Secured Party arising therefrom. Any such waiver must be in writing and signed by the Secured Party to be effective.

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7.00     GENERAL
         -------

7.01     Security in Addition

         The Security Interests do not replace or otherwise affect any existing or future Encumbrance held by the Secured party. Neither the taking of any action, suit or proceedings, judicial or extra- judicial, nor the refraining from so doing, nor any dealing with any other security for any Obligations shall release or affect the Security Interests. Neither the taking of any action, suit or proceedings, judicial or extra-judicial, pursuant to this Security Agreement, nor the refraining from so doing, nor any dealing with any Collateral shall release or affect any of the Secured Party's other security for the payment or performance of any Obligation.

7.02     No Merger

         Neither the taking of any judgment nor the exercise of any power of seizure or disposition shall extinguish the liability of the Debtor to pay and perform the Obligations nor shall the acceptance of any payment or alternate security constitute or create any novation. No covenant, representation or warranty of the Debtor herein shall merge in any judgment.

7.03     Notices

         Any notice required or permitted hereunder shall be in writing and may be delivered or sent by Transmission or sent by registered mail except during any general interruption of postal service or one week before any such threatened interruption. Delivered notices shall be effective upon delivery during business hours to an apparently responsible employee of the Debtor or Secured Party, as the case my be; notices sent by Transmission shall be deemed to have been received on the next Business Day at the opening of business. Mailed notices shall be deemed to have been received forty-eight (48) hours after mailing. Notices shall be addressed to the Debtor or the Secured Party at its respective address first set out above. Addresses for notice may be changed by giving notice in accordance with this Section.

7.04     Time of the Essence

         Time is and shall remain of the essence of this Security Agreement and each of its provisions.

7.05     Governing Law

         This Security Agreement shall be governed by, and interpreted and enforced in accordance with, the laws in force in the province in which the Collateral is located. The Debtor irrevocably submits to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising hereunder or related hereto.

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7.06     Entire Agreement

         There are no representations, warranties, covenants or acknowledgments affecting this Security Agreement or any Collateral, other than as expressed herein in writing.

7.07     Joint and Several Liability

         If more than one Person executes this Security Agreement as Debtor, their obligations hereunder shall be joint and several.

7.08     Invalidity

         In the event that any provision of this Security Agreement is found to be invalid or unenforceable, that provision shall be deemed to be severed herefrom and the remaining provisions of this Security Agreement shall not be affected thereby but shall remain valid and enforceable.

7.09     Amendment

         No agreement purporting to amend, supplement or otherwise vary this Security Agreement shall be binding upon either the Debtor or the Secured Party unless that agreement is in writing and signed by the Debtor and the Secured Party.

7.10     Binding Effect

         This Security Agreement shall enure to the benefit of the Secured Party and its successors and assigns and shall bind the Debtors and its successors.

7.11     Language

         The Debtor and Creditor have expressly required that this Security Agreement and all documents and notices relating hereto be drafted in English. Les Parties aux presentes ont expressement exige que la presente convention et tous les documents et avis qui y sont afferents soient rediges en englais.

7.12     Receipt of Copy

         The Debtor acknowledges receipt of an executed copy of this Security Agreement.

7.13     Information

         At any time the Secured Party may provide to any person copies of this Security Agreement or information about it or about the Obligations.

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7.14     Headings

         The Articles and Section headings in this Security Agreement are included solely for convenience, are not intended to be full or accurate descriptions and shall not be considered part of this Security Agreement.

7.15     Number and Gender

         In this Security Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

         TO WITNESS this Security Agreement, the Debtor has caused it to be duly signed and sealed as of the date first above written.

                              MIAD SYSTEMS LTD.
                              ----------------------------------
                              (Debtor's Name - full legal name)



                              Per: /s/ Michael Green
                                  --------------------------------------
                                       (signature)


                              Print Name: M. Green
                                          ------------------------------

                              Title: President
                                     -----------------------------------
                                        I have authority to bind the Corporation



/s/ M.. Green   This agreement is to include the following:

         1. Merisel Canada Inc. agrees to subordinate to the bank on behalf of MIAD Systems LTD.

         2. Merisel will take no priority over the debt in the amount of $74,000 owed to Metcon Information Technologies Inc.

                                            /s/ M.. Green, President
                                                --------------------------------

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                                   SCHEDULE A

                                   Definitions

"Agreement" means any agreement, oral or written.

"Accounts" means all accounts and any item thereof, which are now owned by or are due, owing or accruing due to the Debtor or which may hereafter be owned by or become due, owing or accruing to the Debtor.

"Chattel Paper" means all chattel paper in which the Debtor now or hereafter has an interest.

"Collateral" means all of the Accounts, Chattel Paper, Documents of Title, Equipment, Instruments Intangibles, Inventory, Money, Securities, Records, Replacements and Proceeds, wherever located and any Item or part thereof, including, without limitation, the items listed in Schedule B.




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